THE SANTA BARBARA GROUP OF MUTUAL FUNDS

                               BENDER GROWTH FUND











                             REPORT TO SHAREHOLDERS
                              AS OF MARCH 31, 1997

ANNUAL REPORT - CHAIRMAN'S LETTER

DEAR SHAREHOLDERS:

It is my pleasure to write this first letter to you as a shareholder. The Bender Growth Fund was opened in the Fall of 1996 as one of a series of funds of The Santa Barbara Group of Mutual Funds, Inc. Each fund within the series will be representative of a different investment style. The advisor selected to provide investment advice to each fund will be chosen for their outstanding record for that style of investment. We have a further requirement that each advisor place their or their firm's name on the fund. Also, the advisor is expected to make a substantial investment in the fund with you. These and other arrangements were created to incite the advisor to do the very best job for you... the shareholders of the fund.

As this is The Santa Barbara Group's first fund, I am most pleased to have Bob and Reed Bender of Robert Bender and Associates as the advisor to the fund. You are investors in a fund that seeks above average growth over the longer term. The accompanying letter succinctly explains the advisor's method of investing. As the Fund Company, we continue to compare performance of The Bender Growth Fund to other funds with similar investment style. Robert Bender & Associates' long term investment record to date is enviable. That, of course, was the reason they were selected. Their record continues to be enviable. The Bender Growth Fund is performing just the way it should. It suffered the decline as most small cap and technology related funds did, but roared back as the companies held came through with attractive earnings and the market continued to reward these selections favorably. We are very pleased.

What can we tell you about the future? When the "nineties" began, we stated this would be the very best decade in this century for investors. This has proven to be the case. We see nothing on the horizon to make us change our outlook now. That is why we think this is a good period to continue to open funds with independent advisors. Equities remain as the premier asset class of investing for the rest of this decade and beyond. We believe Robert Bender and Associates' method is a premier way of investing in equities. When we look at the stocks the fund has accumulated in the portfolio, it is an outstanding list of growing companies. That is what gives us comfort that the fund is expected to achieve above average returns that are associated with this style of investing over a long period of time.

We look forward to continuing good investing with you.


Sincerely,


/S/ SIGNATURE
Stephen Y. Ascher
Chairman
Santa Barbara Group of  Mutual Funds
May 28, 1997

LETTER FROM THE INVESTMENT ADVISOR

TO THE SHAREHOLDERS OF THE BENDER GROWTH FUND:

The Bender Growth Fund focuses on growth stocks that we believe are of high quality and have the ability to grow earnings per share 20% or more for 5 to 7 years. Our research is done using both a top down and bottom up approach. We first identify the fastest growing sectors of the economy, and then focus on the two best companies in each sector that we view as having the best growth prospects. All companies included in The Bender Growth Fund have both a history and the prospect of being profitable. We feel the equity market rewards nothing greater than consistent earnings growth over time. The Bender Growth Fund owns both large and small capitalization stocks, diversified among several industries.

Although the equity markets have seen considerable appreciation in the last few years, we feel the current dynamics of the economy will continue to be favorable for growth stocks. Moderate economic growth with little inflation should continue throughout the 90's. The combination of productivity gains and increasing global competition limit pricing options.

Sectors of the economy that are represented in The Bender Growth Fund include technology, health care, and retail. We feel there is tremendous opportunity in the technology sector in both computer networks and wireless telecommunications. Our investments in these areas focus on the infrastructure of wide area networks and digital telecommunications. Our health care investments are in companies involved with cost containment in the industry, as this remains the most important issue going forward. Although retailing continues to become more competitive, we feel selected operations have the ability to dominate their businesses. Over the longer term, we are optimistic about the potential of our investments, and look for above average returns for The Bender Growth Fund.

Thank you for your support.


Very truly yours,


/S/ SIGNATURE                                        /S/ SIGNATURE
Robert Bender                                        Reed Bender
President                                            Vice President
Robert Bender & Associates

STATEMENT OF NET ASSETS                  THE SANTA BARBARA GROUP OF MUTUAL FUNDS
March 31, 1997

BENDER GROWTH FUND
                                                               Market
                                               Shares          Value
                                              --------        --------
COMMON STOCKS (93.0%)
AUTOMOTIVE  (2.4%)
         Autozone*                             3,890         $  87,525
----------------------------------------------------------------------
COMMUNICATIONS  (10.7%)
         Abacus Direct*                        4,550            96,687
         Ascend Communications*                2,110            85,983
         P-Com*                                3,610            93,860
         Sawtek*                               3,665           105,369
----------------------------------------------------------------------
                                                               381,899
----------------------------------------------------------------------
COMPUTERS & SERVICES  (37.6%)
         CBT Group PLC ADR*                    2,378           118,603
         Checkpoint Software*                  5,540           113,570
         Cisco Systems*                        2,270           109,244
         Gartner Group, Cl A*                  3,680            79,580
         Hummingbird Communications*           3,960           103,950
         Informix*                             3,225            48,777
         Legato Systems*                       4,960            82,578
         Microsoft*                            1,150           105,441
         Network Appliance*                    3,105           100,912
         Oracle*                               3,050           117,615
         Sun Microsystems*                     2,980            86,047
         Synopsys*                             3,600            90,000
         Verifone*                             2,970            97,268
         Versatility*                          9,490            92,528
----------------------------------------------------------------------
                                                             1,346,113
----------------------------------------------------------------------
DRUGS  (2.9%)
         Watson Pharmaceuticals*               2,850           101,888
----------------------------------------------------------------------
MEDICAL   (9.1%)
         Arterial Vascular Engineering*        6,620           115,850
         Gulf South Medical Supply*            5,440           105,400
         Quintiles Transnational*              1,920           103,440
----------------------------------------------------------------------
                                                               324,690
----------------------------------------------------------------------
MISCELLANEOUS BUSINESS SERVICES  (5.5%)
         Forrester Research*                   5,400            98,550
         Paychex                               2,420            99,523
----------------------------------------------------------------------
                                                               198,073
----------------------------------------------------------------------
RETAIL  (21.8%)
         Bed Bath & Beyond*                    4,165           100,741
         CDW Computer Centers*                 2,200            99,137
         Fastenal                              2,670            93,450
         Home Depot                            2,020           108,070
         Kohl's*                               2,390           101,276
         Lone Star Steakhouse*                 3,920            89,670
         Outback Steakhouse*                   4,440            88,800
         Starbucks*                            3,310            98,059
----------------------------------------------------------------------
                                                               779,203
----------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                  THE SANTA BARBARA GROUP OF MUTUAL FUNDS
March 31, 1997

BENDER GROWTH FUND (CONTINUED)

                                                               Market
                                               Shares          Value
                                              --------        --------
SEMICONDUCTORS  (3.0%)
         Intel                                   770        $  107,126
----------------------------------------------------------------------
TOTAL COMMON STOCKS
         (COST $3,976,500)                                   3,326,517
----------------------------------------------------------------------
CASH EQUIVALENT  (7.5%)
         United Missouri Bank AFM
            (Cost $267,013)                  267,013           267,013
----------------------------------------------------------------------
TOTAL INVESTMENTS (100.5%)
         (COST $4,243,513)                                   3,593,530
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (-0.5%)                      (16,574)
----------------------------------------------------------------------
NET ASSETS:
    Portfolio Shares of Y Class ($.001 par value -   unlimited
    authorization) based on 113,532 outstanding shares       1,117,997
    Portfolio Shares of  C Class ($.001 par value -  unlimited
     authorization) based on 320,474 outstanding shares      3,143,107
    Accumulated net realized loss on investments               (34,165)
    Net unrealized depreciation on investments                (649,983)
----------------------------------------------------------------------
           Total Net Assets: (100.0%)                      $ 3,576,956
----------------------------------------------------------------------
    NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE - Y CLASS                           $      8.26
----------------------------------------------------------------------
    NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE - C CLASS                           $      8.24
----------------------------------------------------------------------
* Non-income producing security
ADR - American Depository Receipt
AFM - Automated Funds Management
Cl - Class





The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                  THE SANTA BARBARA GROUP OF MUTUAL FUNDS
For the Period Ended March 31, 1997

                                                                         BENDER
                                                                         GROWTH
                                                                        FUND (1)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest Income                                                        $  5,125
Dividend Income                                                             353
--------------------------------------------------------------------------------
         Total Investment Income                                          5,478
--------------------------------------------------------------------------------
EXPENSES:
         Administrator Fees                                              18,480
         Investment Advisory Fees                                        11,172
         Custodian Fees                                                   1,060
         Transfer Agent Fees                                             10,217
         Professional Fees                                               16,144
         Director Fees                                                    4,540
         Registration Fees                                                1,859
         Distribution Fees - Y Class                                        585
         Distribution Fees - C Class                                      6,594
         Printing Fees                                                    2,018
         Pricing Fees                                                       504
         Amortization of Deferred Organizational Costs                    2,645
--------------------------------------------------------------------------------
         Total Expense before Waiver of Investment Advisory Fees
                  and Contribution from Advisor                          75,818
--------------------------------------------------------------------------------
         Waiver of Investment Advisory Fees                             (11,172)
         Contribution from Advisor                                      (35,131)
--------------------------------------------------------------------------------
Total Expenses                                                           29,515
--------------------------------------------------------------------------------
Net Investment Loss                                                     (24,037)
--------------------------------------------------------------------------------
Net Realized Loss on Investments                                        (34,165)
Net Unrealized Depreciation on Investments                             (649,983)
--------------------------------------------------------------------------------
Net Realized and Unrealized Loss on Investments                        (684,148)
--------------------------------------------------------------------------------
Net Decrease in Net Assets
     Resulting From Operations                                       $ (708,185)
--------------------------------------------------------------------------------
(1) The Bender Growth Fund commenced operations on December 10, 1996.



The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS       THE SANTA BARBARA GROUP OF MUTUAL FUNDS
For the Period Ended March 31,1997

                                                                        BENDER
                                                                        GROWTH
                                                                        FUND (1)
-------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Loss                                             $    (24,037)
   Net Realized Loss on Investments                                     (34,165)
   Net Unrealized Depreciation of Investments                          (649,983)
-------------------------------------------------------------------------------
Decrease in Net Assets Resulting From Operations                       (708,185)
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Y Class:
      Proceeds from Shares Issued (114,467 shares)                    1,127,565
      Cost of Shares Redeemed (11,435 shares)                          (108,371)
-------------------------------------------------------------------------------
          Total Y Class Transactions                                  1,019,194
-------------------------------------------------------------------------------
   C Class:
      Proceeds from Shares Issued (333,060 shares)                    3,283,062
      Cost of Shares Redeemed (12,586 shares)                          (122,115)
-------------------------------------------------------------------------------
           Total C Class Transactions                                 3,160,947
-------------------------------------------------------------------------------
Net Increase in Net Assets from Capital Share Transactions            4,180,141
-------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                          3,471,956
-------------------------------------------------------------------------------
NET ASSETS:
    Beginning of Period (10,500 shares)                                 105,000
-------------------------------------------------------------------------------
NET ASSETS:
    End of Period (434,006 shares)                                $   3,576,956
-------------------------------------------------------------------------------
(1) The Bender Growth Fund commenced operations on December 10, 1996.



The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                    THE SANTA BARBARA GROUP OF MUTUAL FUNDS
For a Share Outstanding Throughout the Period

                          Income from
                     Investment Activities
            Net    ----------------------------                                                  Ratio of
           Asset                Net Realized       Net                    Net         Ratio    Net Investment
           Value       Net     and Unrealized   Asset Value              Assets    of Expenses     Income
         Beginning  Investment     Loss on         End       Total        End       to Average   to Average
         of Period    Income     Investments    of Period    Return     of Period   Net Assets   Net Assets
----------------------------------------------------------------------------------------------------------

------------------
BENDER GROWTH FUND
------------------

Y CLASS
FOR THE PERIOD DECEMBER 10,1996 THRU MARCH 31, 1997,:
1997     $10.00       (0.044)      (1.696)        $8.26    (17.40)% **   $937,321    2.75% *    (2.16)% *


C CLASS
FOR THE PERIOD DECEMBER 10,1996 THRU MARCH 31, 1997,:
1997     $10.00       (0.059)      (1.701)        $8.24    (17.60)% ** $2,639,635    3.50% *    (2.88)% *

                          Ratio of
           Ratio of    Net Investment
          of Expenses      Income
           to Average     to Average
           Net Assets     Net Assets
           (Excluding     (Excluding    Portfolio   Average
           Waivers and    Waivers and   Turnover   Commission
          Contributions) Contributions)   Rate      Rate (A)
--------------------------------------------------------------
 Y CLASS
FOR THE PERIOD DECEMBER 10,1996 THRU MARCH 31, 1997,:
1997         7.88% *       (7.29)% *       3%       $0.0893

C CLASS
FOR THE PERIOD DECEMBER 10,1996 THRU MARCH 31, 1997,:
1997         8.70% *       (8.08)% *       3%       $0.0893

(A) AVERAGE COMMISSION RATE PAID PER SHARE FOR THE SECURITY PURCHASES AND SALES MADE DURING THE PERIOD.
 *  ANNUALIZED
**  RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
================================================================================
BENDER GROWTH FUND -- MARCH 31, 1997



1.  ORGANIZATION

The Santa Barbara Group of Mutual Funds, Inc. (the "Company"), was organized as a Maryland corporation under Articles of Incorporation dated December 30, 1992. The Company is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with two funds: the Bender Growth Fund and the Starbuck Tisdale Growth and Income Fund (the "Funds"). The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The financial statements of the Bender Growth Fund (the "Fund") are included herein. The Starbuck Tisdale Growth and Income Fund is presented separately. The Company is registered to offer two classes of shares, Class Y and Class C. Each Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.


2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund.

SECURITY VALUATION -- Investment securities which are listed on a national securities exchange or on the NASDAQ National Market System for which market quotations are available are valued by an independent pricing service at the last reported sale price for such security as of the close of business on the date of valuation. Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on the date of valuation and securities traded on the over-the-counter market are valued at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not available are valued at fair market value as determined in good faith by the Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.

SECURITY TRANSACTION AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities will be those of the specific securities sold. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities held by the Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

FEDERAL INCOME TAXES -- The Company's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Accordingly no provision for Federal income taxes is required in the financial statements.

EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Company will be prorated to the Funds on the basis of relative net assets when the Starbuck Tisdale Growth and Income Fund commences sales of its shares to the public. Expenses, income and gains and losses are allocated daily among share classes of each Fund based on the relative proportion of net assets represented by each class.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The financial statements have been prepared in conformity with generally accepted accounting principles which requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid at least annually. Any net realized capital gains on sales of securities are distributed annually.

================================================================================
BENDER GROWTH FUND -- MARCH 31, 1997


The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. To the extent these book/tax differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

$24,037 relating to permanent differences attributable to cumulative net operating losses of the Bender Growth Fund as of March 31, 1997, has been reclassified from that portfolio's accumulated net investment losses to paid-in capital. This reclassification has no effect on net assets or net asset value per share.

NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated each business day by dividing the total value of the Funds assets, less liabilities, by the number of shares outstanding. Class C shares redeemed within one year of purchase may be subject to a contingent deferred sales charge equal to one-percent.

ORGANIZATIONAL COSTS -- Organizational costs approximating $43,100 have been deferred in the account of the Fund and are being amortized on a straight line basis over a period of sixty months commencing with operations. In the event any of the initial shares of the Fund are redeemed by any holder thereof during the period that the Fund is amortizing it's organizational costs, the redemption proceeds payable to the holders thereof by the Fund will be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of shares outstanding at the time of such redemption) of the unamortized deferred organizational costs as of the date of such redemption.

3.  SERVICE AGREEMENTS

Pursuant to an investment advisory agreement, investment advisory services are provided to the Company by SBG Capital Management (the "Advisor"). The Advisor receives a monthly fee at an annual rate of 1.25% of the average daily net assets of the Fund. The Advisor has agreed to waive a portion of their fees in order to limit the operating expenses of the Fund to 2.5% of average net assets.

Sub-Advisory services are provided to the Advisor for the Fund by Robert Bender & Associates, Inc. (the "Sub-Advisor") pursuant to a sub-advisory agreement. Under terms of the agreement, the Sub-Advisor receives a monthly fee at an annual rate of 0.50% of the average daily net assets of the fund and is paid by the Advisor. The Advisor is responsible for the supervision of and payment of fees to the Sub-Advisor in connection with it's services.

Ascher/Decision Services, Inc. (an affiliate of the Advisor) serves as distributor to the Fund pursuant to a Service and Distribution Plan (the
Plan). Under terms of the Plan, the Distributor is paid a distribution fee at an annual rate of 0.25% and 0.75% of the average daily net assets of the Class Y and C shares respectively. Class C shares are subject to a shareholder services fee which is paid to the Distributor, at an annual rate of 0.25% of the average daily net assets of the Class C shares of the Fund.

SEI Fund Resources (the "Administrator") serves as administrator to the Fund pursuant to an administration agreement. Under terms of such agreement the Administrator is paid an annual fee equal to the greater of 0.15% of the first $50 million in average daily net assets, 0.125% for the next $50 million in average daily net assets and 0.10% for such daily net assets in excess of $100 million or a minimum of $60,000.

The Fund and United Missouri Bank (the "Custodian") are parties to a custodial agreement under which the custodian holds cash, securities and other assets of the Fund as required by the Investment Company Act of 1940. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

NOTES TO FINANCIAL STATEMENTS  (concluded)
===============================================================================
BENDER GROWTH FUND -- MARCH 31, 1997



The Fund and National Financial Data Services (the "Transfer Agent") are parties to a servicing agreement, under which the Transfer Agent provides transfer agency and dividend disbursing services for the Fund.

4.  INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments for the period from December 10, 1996 to March 31, 1997, were $4,080,000 and $69,000, respectively.

As of March 31, 1997, net unrealized depreciation on investment securities for book and federal income tax purposes aggregated $650,000 of which $37,000 related to appreciated securities and $687,000 related to depreciated securities. There was no difference between book and tax realized gains on securities for the period from December 10, 1996 to March 31, 1997.

The Fund had capital loss carry forwards at March 31, 1997, to the extent provided in the regulations for Federal income tax in the amount of $34,000 which is available to offset future taxable gains through 2005.

















THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE COMPANY. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE COMPANY, UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. NEITHER THE COMPANY NOR SEI FINANCIAL SERVICES COMPANY IS A BANK AND COMPANY SHARES ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK OR INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTING IN MUTUAL FUNDS INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. SEI FINANCIAL SERVICES COMPANY AND UMB BANK ARE NOT AFFILIATED.

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholders of the Bender Growth Fund:

We have audited the accompanying statement of net assets of the Bender Growth Fund (the Fund), as of March 31, 1997, and the related statements of operations, changes in net assets, and financial highlights for the period December 10, 1996 (inception) to March 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bender Growth Fund at March 31, 1997, and the results of its operations, changes in net assets, and financial highlights for the period December 10, 1996 (inception) to March 31, 1997, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
Los Angeles, California
May 22, 1997